SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                         [ ]  Confidential, For Use of the Commission
                                                              Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting  Material Pursuant to Rule 14a-
     11(c) or Rule 14a-12

                        LANDAMERICA FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ....................................................................
      (2)   Aggregate number of securities to which transaction applies:
            ....................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      (4)   Proposed maximum aggregate value of transaction:
            ....................................................................
      (5)   Total fee paid:
            ....................................................................

[ ]   Fee paid previously with preliminary materials.
            ....................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
            ....................................................................
      (2)   Form, Schedule or Registration Statement no.:
            ....................................................................
      (3)   Filing Party:
            ....................................................................
      (4)   Date Filed:
            ....................................................................

[LANDAMERICA FINANCIAL GROUP, INC. LOGO]







                                 _______________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 _______________

                                                                   April 7, 1999


Dear Shareholder:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., which is to be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 18, 1999, at 10:00 a.m. At the Meeting, you will be asked to elect four Directors to serve three-year terms and to approve amendments to the LandAmerica Financial Group, Inc. 1991 Stock Incentive Plan.

         Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting; therefore, you are requested to complete, sign, date and mail your proxy promptly in the enclosed postage-paid envelope.

         We appreciate your support and look forward to seeing you at the Meeting.

                                             Sincerely,

                                             /s/ Charles H. Foster, Jr.

                                             Charles H. Foster, Jr.
                                             Chairman and Chief
                                             Executive Officer

                        LandAmerica Financial Group, Inc.
                           101 Gateway Centre Parkway
                                   Gateway One
                          Richmond, Virginia 23235-5153


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


         The Annual Meeting (the "Meeting") of Shareholders of LandAmerica Financial Group, Inc. (the "Company") will be held in the Commonwealth Room on the 3rd Floor of the Commonwealth Club located at 401 West Franklin Street, Richmond, Virginia, on Tuesday, May 18, 1999, at 10:00 a.m., for the following purposes:

         (1)  To elect four Directors to serve three-year terms;

         (2) To approve amendments to the LandAmerica Financial Group, Inc. 1991 Stock Incentive Plan; and

         (3) To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

         Only holders of shares of Common Stock of record at the close of business on April 1, 1999, shall be entitled to notice of and to vote at the Meeting.

         Please sign and promptly mail the enclosed proxy to insure the presence of a quorum at the Meeting.


                                             By Order of the Board of Directors,

                                                          Russell W. Jordan, III

                                                                       Secretary

April 7, 1999
                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN THOUGH YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Directors of the Company. A shareholder may revoke the proxy at any time prior to its use, but proxies properly executed and received by the Secretary prior to the Meeting, and not revoked, will be voted in accordance with the terms thereof.

         The Company will pay all of the costs associated with this proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, telegraph, telefacsimile or other means of electronic transmission by Directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares of the Company's Common Stock. It is contemplated that additional solicitation of proxies will be made by Corporate Investor Communications, Inc., at an anticipated cost to the Company of approximately $4,700, plus reimbursement of out-of-pocket expenses.

         This Proxy Statement will be mailed to registered holders of the Common Stock of the Company on or about April 7, 1999.

                                  VOTING RIGHTS

         The Company had 15,317,042 shares of Common Stock outstanding as of April 1, 1999, each having one vote. Only holders of the Company's Common Stock of record at the close of business on April 1, 1999, will be entitled to vote. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Abstentions and shares held in street name ("Broker Shares") voted as to any matter at the Meeting will be included in determining the number of shares present or represented at the Meeting. Broker Shares that are not voted on any matter at the Meeting will not be included in determining the number of shares present or represented at the Meeting.

         The Company is not aware of any matters that are to come before the Meeting other than those described in this Proxy Statement. However, if other matters do properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy in accordance with their best judgment.


                                  Proposal One

                              ELECTION OF DIRECTORS

         At the Meeting, four Directors are to be elected for terms of three years. Ten other Directors have been elected to terms that end in either 2000 or 2001, as indicated below. The following pages set forth certain information concerning the nominees and the Directors whose terms of office will continue after the Meeting. All of the nominees and incumbent Directors listed below were previously elected Directors by the shareholders.

         Proxies, unless otherwise specified, will be voted for the election of the nominees listed to serve as Directors. The election of each nominee for Director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of Directors. If, at the time of the Meeting, any nominee should be unavailable to serve as a Director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

                           Certain Voting Arrangements

         On February 27, 1998, the Company acquired from Reliance Insurance Company ("RIC") all of the issued and outstanding shares of the capital stock of Commonwealth Land Title Insurance Company ("Commonwealth") and Transnation Title Insurance Company ("Transnation"), resulting in Commonwealth and Transnation each becoming wholly owned subsidiaries of the Company (the "Acquisition"). In connection with the Acquisition, the Company, RIC and RIC's parent, Reliance Group Holdings, Inc. ("Reliance") entered into a Voting and Standstill Agreement (the "Voting Agreement"). The Voting Agreement provides that as long as RIC owns, on a fully diluted basis, at least 20% of the Company's issued and outstanding capital stock, RIC will be entitled to nominate, and the Company will recommend for election, one Director (an "RIC Director") in each of the three classes of the Board of Directors, and one of the RIC Directors will be designated to serve on each of the committees of the Board of Directors. The number of RIC Directors will be reduced once RIC's ownership of the Company's issued and outstanding Common Stock is reduced to less than 20%. Pursuant to the Voting Agreement, Reliance and RIC have agreed to certain prohibitions and requirements with respect to the voting of shares of stock owned by them or their affiliates, including the requirement that such shares be voted for nominees to the Board of Directors of the Company recommended by the Board of Directors or a nominating committee thereof. Unless terminated earlier by written agreement of the parties, the Voting Agreement will remain in effect until RIC's ownership of the capital stock of the Company is reduced below predetermined levels.

                Nominees for Election for Terms Expiring in 2002

         J. GARNETT NELSON, 60, is President of Mid-Atlantic Holdings, L.L.C. (a consulting and private investment company). Prior to February 1995, he was Senior Vice President - Investments of The Life Insurance Company of Virginia and Senior Executive Director of Aon Advisors, Inc. (an investment advisor), positions he held for more than five years. Mr. Nelson is a Trustee of the Mentor Family of Funds and G.E. Investment Funds, Inc. and Vice Chairman of the Investment Advisory Committee of the Virginia Retirement System. He is Chairman of the Pension and Portfolio Committee and a member of the Executive Committee and has been a Director since 1991.

         ROBERT F. NORFLEET, JR., 59, serves as a consultant in the capacity of Director of Client Relations for the Trust and Investment Management Group of Crestar Bank. From 1994 until his retirement on March 1, 1996, he was Corporate Executive Vice President and Senior Credit Officer of Crestar Bank. Mr. Norfleet is Chairman of the Audit Committee and a member of the Executive Committee and has been a Director since 1991.

         ROBERT M. STEINBERG, 56, is President and Chief Operating Officer of Reliance (a property and casualty insurance holding company) and Chairman of the Board and Chief Executive Officer of RIC (a property and casualty insurance company), positions he has held for more than five years. He is a Director of Reliance and Zenith National Insurance Corp. Mr. Steinberg is a member of the Executive Committee and the Nominating Committee and has been a Director since 1998.

         EUGENE P. TRANI, 59, is President of Virginia Commonwealth University (an urban, public research university), a position he has held for more than five years. He is a Director of Crestar Bank and Heilig-Meyers Company. Dr.
Trani is Chairman of the Nominating Committee and a member of the Audit Committee and the Compensation Committee. He has been a Director since 1993.

         The Board of Directors recommends that the shareholders vote for the nominees set forth above.

                 Incumbent Directors Whose Terms Expire in 2001

         GEORGE E. BELLO, 63, is Executive Vice President and Controller of Reliance, a position he has held for more than five years. He is a Director of Reliance, Zenith National Insurance Corp. and Horizon Health Corporation. Mr. Bello is a member of the Audit Committee and the Compensation Committee and has been a Director since 1998.

         THEODORE L. CHANDLER, JR., 46, is a member of the law firm of Williams, Mullen, Christian & Dobbins in Richmond, Virginia, a position he has held for more than five years. He is a Director of Hilb, Rogal and Hamilton Company and Open Plan Systems, Inc. Mr. Chandler is a member of the Executive Committee, the Compensation Committee and the Nominating Committee. He has been a Director since 1991. Williams, Mullen, Christian & Dobbins acts as counsel to the Company.

         CHARLES H. FOSTER, JR., 56, is Chairman and Chief Executive Officer of the Company and of Lawyers Title Insurance Corporation ("Lawyers Title"), a subsidiary of the Company, positions he has held for more than five years. He is a Director of Universal Corporation. Mr. Foster is Chairman of the Executive Committee and a member of the Pension and Portfolio Committee and the Finance Committee. He has been a Director since 1991.

         HERBERT WENDER, 61, is Vice Chairman and Chief Operating Officer of the Company. He is also Chairman and Chief Executive Officer of Commonwealth, a subsidiary of the Company, Chairman and Chief Executive Officer of Transnation, a subsidiary of the Company, and Chairman of the Board of CMAC Investment Corporation (a private mortgage insurance company), positions he has held for more than five years. Mr. Wender is a member of the Executive Committee, the Pension and Portfolio Committee and the Finance Committee. He has been a Director since 1998.

         MARSHALL B. WISHNACK, 52, is Chairman and Chief Executive Officer of Wheat First Union (formerly Wheat First Butcher Singer) (a securities brokerage division of First Union Corporation). Prior to April 1, 1996, he was President and Chief Executive Officer of Wheat First Butcher Singer, a position he held for more than five years. Mr. Wishnack is a Director of S&K Famous Brands, Inc. He is Chairman of the Compensation Committee and a member of the Audit Committee and the Nominating Committee. Mr. Wishsnack has been a Director since 1991. Various subsidiaries of First Union Corporation provide investment banking and investment management services to the Company.

                 Incumbent Directors Whose Terms Expire in 2000

         JANET A. ALPERT, 52, is President of the Company and of Lawyers Title, Commonwealth and Transnation. Prior to February 27, 1998, she was President and Chief Operating Officer of the Company and of Lawyers Title, positions she held for more than five years. Ms. Alpert is a member of the Executive Committee and has been a Director since 1994.

         MICHAEL DINKINS, 45, is Chief Financial Officer of Access Worldwide Communications, Inc. (an outsourced marketing services company). From 1996 to August 1997, he was President of the Graphic Communications Group of Cadmus Communications Corporation ("Cadmus") (a printing, marketing and publishing company). From September 1993 to 1996, Mr. Dinkins was Vice

President and Chief Financial Officer of Cadmus. He is a member of the Audit Committee and the Pension and Portfolio Committee and has been a Director since 1997.

         JAMES ERMER, 56, retired as Executive Vice President - Strategic Planning and Corporate Development of CSX Corporation ("CSX") (a railroad and transportation company) in December 1996. Prior to April 25, 1995, he was Senior Vice President - Finance and Chief Financial Officer of CSX, a position he held for more than five years. Mr. Ermer is a Director and trustee of the Nations Funds group of mutual funds. He is a member of the Compensation Committee, the Pension and Portfolio Committee and the Finance Committee. Mr. Ermer has been a Director since 1991.

         LOWELL C. FREIBERG, 59, has been Executive Vice President of Reliance since May 1998, and he has been Chief Financial Officer of Reliance for more than five years. Prior to May 1998, Mr. Freiberg was Senior Vice President of Reliance, a position he held for more than five years. He is a Director of Reliance and Symbol Technologies, Inc. Mr. Freiberg is a member of the Pension and Portfolio Committee and the Finance Committee and has been a Director since 1998.

         JOHN P. McCANN, 54, is Chairman and Chief Executive Officer of United Dominion Realty Trust, Inc. (an apartment real estate investment trust). Prior to January 1, 1999, he was Chairman, President and Chief Executive Officer of United Dominion Realty Trust, Inc., a position he held for more than five years. Mr. McCann is a Director of United Dominion Realty Trust, Inc. and Storage USA, Inc. He is a member of the Audit Committee, the Pension and Portfolio Committee and the Finance Committee. Mr. McCann has been a Director since 1997.

                                 STOCK OWNERSHIP

         The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock by (i) each Director and nominee, (ii) each executive officer listed in the Summary Compensation Table (the "Named Executive Officers"), (iii) all Directors and executive officers as a group and (iv) each person or group known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock.


Name of Beneficial Owner                                 Number of Shares 1,2             Percent of Class
Janet A. Alpert                                                   113,309                         *
George E. Bello                                                         0                         *
Theodore L. Chandler, Jr.                                          20,648                         *
Michael Dinkins                                                     3,573                         *
James Ermer                                                        14,073                         *
G. William Evans                                                   39,343                         *
Lowell C. Freiberg                                                      0                         *
Charles H. Foster, Jr.                                            243,309                       1.59%
John P. McCann                                                      8,573                         *
J. Garnett Nelson                                                  12,073                         *
Robert F. Norfleet, Jr.                                            11,823                         *
Robert M. Steinberg                                                     0                         *
Jeffrey A. Tischler                                                 4,191                         *
Eugene P. Trani                                                    10,073                         *
Herbert Wender                                                     20,982                         *
Marshall B. Wishnack                                               13,573                         *

All Directors and executive                                       594,432                       3.89%
 officers as a group (23 persons,
 including those named above)

LandAmerica Financial Group, Inc.                                 999,821                       6.54%
Savings and Stock Ownership Plan 3
 101 Gateway Centre Parkway
 Gateway One
 Richmond, Virginia 23235-5153

Reliance Group Holdings, Inc. 4                                 4,039,473                      26.41%
Reliance Financial Services Corporation
Reliance Insurance Company
 55 East 52nd Street
 New York, New York 10055

_________________
         *Percentage of ownership is less than 1% of the outstanding shares of Common Stock of the Company.

         1 Except as otherwise noted, the number of shares of Common Stock of the Company shown in the table is as of December 31, 1998. The percents shown in the table are based on the number of shares of Common Stock outstanding on December 31, 1998.

         2 The  number of shares of  Common  Stock  shown in the table  includes
41,580 shares held for certain Directors and executive officers in the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan (the "401(k) Plan") as of December 31, 1998, and 426,487 shares which certain Directors and executive officers have the right to acquire through the exercise of stock options within 60 days following December 31, 1998. The number of shares also includes 4,073 shares of the Company's Common Stock held in fiduciary capacities. Such shares may be deemed to be beneficially owned by the rules of the Securities and Exchange Commission (the "Commission"), but inclusion of the shares in the table does not constitute admission of beneficial ownership.

         3 Each participant in the 401(k) Plan has the right to instruct Merrill Lynch Trust Company, trustee for the 401(k) Plan, with respect to the voting of shares allocated to his or her account. The trustee, however, will vote any shares for which it receives no instructions in the same proportion as those shares for which it has received instructions.

         4 In a Schedule 13D and an Amendment No. 1 to Schedule 13D (collectively, the "Schedule 13D") filed with the Commission on March 9, 1998 and March 10, 1998, respectively, by Reliance Financial Services Corporation ("Reliance Financial"), Reliance Financial reported beneficial ownership as of February 27, 1998 of 4,039,473 shares of Common Stock, representing approximately 26.8% of such shares outstanding on such date. According to the
Schedule 13D, all of the 4,039,473 shares of Common Stock beneficially owned by Reliance Financial are owned directly by RIC, a wholly owned subsidiary of Reliance Financial. RIC has sole voting (subject to the terms of the Voting Agreement described more fully elsewhere in this Proxy Statement) and dispositive power over all of the shares of Common Stock beneficially owned by Reliance Financial. See "Election of Directors - Certain Voting Arrangements." Reliance Financial is a wholly owned subsidiary of Reliance, which, according to the Schedule 13D, is also deemed to beneficially own all 4,039,473 of the shares.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Commission. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that applicable Section 16(a) filing requirements were satisfied for transactions that occurred in 1998.

                                   COMMITTEES

         The standing  committees  of the Board of Directors  are the  Executive
Committee,  the Audit  Committee,  the Compensation  Committee,  the Pension and
Portfolio Committee, the Finance Committee and the Nominating Committee. The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board meetings. The Audit Committee reviews the scope and the results of the work of the independent public accountants and internal auditors, reviews the adequacy of internal accounting controls, and recommends the selection of the independent public accountants to the Board of Directors. The responsibilities of the Compensation Committee are discussed below under "Compensation Committee Report on Executive Compensation." The Pension and Portfolio Committee establishes the investment policy and monitors the performance of pension and portfolio investments of the Company and its subsidiaries. The Finance Committee advises the Board of Directors with respect to financing needs, capital structure and other financial matters. The Nominating Committee recommends to the Board of Directors persons to serve as Directors of the Company. Shareholders entitled to vote for election of Directors may nominate candidates for consideration by the Nominating Committee. See "Proposals for 2000 Annual Meeting."

         During the fiscal year ended December 31, 1998, there were seven meetings of the Board of Directors, seven meetings of the Executive Committee, three meetings of the Audit Committee, ten meetings of the Compensation Committee, five meetings of the Pension and Portfolio Committee and no meeting of the Nominating Committee. All Directors except John P. McCann attended 75% or more of the total aggregate number of meetings of the Board of Directors and of the committees on which they served.

                             DIRECTORS' COMPENSATION

         Each Director who is not an officer of the Company receives a quarterly retainer of $3,750, a fee of $1,500 for attendance at each Board meeting, and a fee of $750 for attendance at each meeting of a Board committee of which he is a member. During 1998, each non-employee Director other than a RIC Director received $1,250 of his quarterly retainer, and could elect to receive all or part of his remaining cash compensation, in shares of the Company's Common Stock. Effective December 1, 1998, each non-employee Director other than a RIC Director may elect to receive all or part of his compensation in stock. The number of shares of the Company's Common Stock issuable to a Director who makes an annual irrevocable election to receive all stock in lieu of cash compensation is increased by 20%. A Director who is also an officer of the Company receives no compensation for his or her services as a Director. Pursuant to a policy of RIC, the annual retainer and meeting fees which an RIC Director is eligible to receive will be paid directly to RIC.

         The Outside Directors Deferral Plan, as amended and restated in 1998, permits non-employee Directors to defer all or a portion of their cash compensation in Deferred Stock Units. Each Deferred Stock Unit represents a hypothetical share of the Company's Common Stock and fluctuates in value with the market price of such stock. A Participant's Deferred Stock Unit Account is increased by Common Stock dividends paid by the Company. Those Directors who elect to defer 100% of their total cash compensation into Deferred Stock Units for a given year shall receive additional compensation in the form of Deferred Stock Units equal to 20% of their total compensation. Any amounts deferred under the former Outside Directors Deferral Plan may be transferred into the amended and restated Plan by making a one time election to do so. If such amounts are not transferred, the Director's Deferred Cash Account will continue to be credited with interest annually. The interest paid is based on the Rate of Return set forth in the amended and restated Plan, which is currently 9%. Under the former Plan and the amended and restated Plan, benefits are paid in cash in a lump sum or in installments and include survivor's benefits on the benefit commencement date chosen by the Participant. A Participant may also postpone receipt of benefit payments by making a timely election. Accelerated payment of deferred benefits may occur under certain conditions, including a change of control of the Company.

         Pursuant to the 1992 Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan") which by its terms expired in 1996, and in 1997 pursuant to the 1991 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), each non-employee Director was granted an option to purchase 1,500 shares of Common Stock of the Company on the first business day following each annual meeting of shareholders. Beginning in 1998, pursuant to the Stock Incentive Plan, the annual option grant to each non-employee Director who is not affiliated with RIC was increased to 2,000 shares of the Company's Common Stock. Each RIC Director is entitled to receive cash compensation equal to the grant date present value of such option determined by using the Black-Scholes option pricing model; however, pursuant to a policy of RIC, at the direction of the RIC Directors, such amounts are paid directly to RIC. The exercise price of all options granted to non-employee Directors is the fair market value of the Company's Common Stock on the date of grant. All of the options are exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled or resigns from or does not stand for reelection to the Board. The options will be adjusted for stock dividends, stock splits and certain other corporate events that may occur in the future.

                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executive officers as well as those officers of its subsidiaries who are members of executive management (collectively "senior management") are made by the Compensation Committee of the Board. The Committee determines the salaries of the Company's senior management and reviews and approves annual management incentive programs and executive benefits for senior management. It also administers the Stock Incentive Plan, the Directors'

Option Plan, the Executive Voluntary Deferral Plan, the Outside Directors Deferral Plan and the Executive Target Ownership Plan. The Committee reviews any significant changes in the tax qualified employee pension benefit plans and the Regional Management Incentive Programs. All decisions by the Compensation Committee relating to the compensation of the Company's senior management are reported to the full Board.

         Under rules established by the Commission, the Company is required to provide certain information with respect to the compensation and benefits provided to the Company's Chairman and Chief Executive Officer, Charles H. Foster, Jr., and the other executive officers of the Company, including the Named Executive Officers. The report of the Compensation Committee set forth below addresses the Company's compensation policies in effect for 1998.

Executive Compensation Policies

         The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, recognize individual initiative and achievements, and assist the Company in attracting and retaining highly qualified executives. They provide for competitive base salaries which reflect individual performance and level of responsibility; annual variable performance opportunities payable in cash and shares of the Company's Common Stock on the basis of merit and for the achievement of financial and operating performance goals established by the Committee; and long-term, stock-based incentive opportunities which strengthen the mutuality of interests between senior management and the Company's shareholders.

         In furtherance of its responsibility to determine executive compensation, the Compensation Committee annually, or more frequently, reviews the Company's executive compensation program. The Compensation Committee evaluates compensation structures and the financial performance of other publicly held companies in the title insurance industry and in certain other financial services sectors as well as the compensation of executive officers in those companies in order to establish general parameters within which it may fix competitive compensation for its executive officers. The insurance industry peer group used for compensation analysis is included within, but is narrower than, the peer group index in the performance graph included in this proxy statement due to the small number of title companies on which compensation data is publicly available. The Compensation Committee believes that compensation comparisons are most appropriately made to executives within the insurance industry peer group, with particular emphasis on comparable title insurance companies. This group may change as the Company or its competitors change their focus, merge or consolidate or as new competitors emerge.

         The Compensation Committee then determines the appropriate salary and management incentive using a number of factors, including the executive officer's individual duties and responsibilities in the Company, relative importance to the overall success of the Company's short- and long-term goals and attainment of individual performance goals, if appropriate. With respect to Mr. Foster, the Committee specifically considers the following factors: integrity, vision, leadership, ability to meet agreed upon corporate performance objectives, succession planning, shareholder relations and CEO-Board relations, and it evaluates the overall performance of the Company, including revenues, earnings, development of the organization and return on shareholder equity. With respect to the other executive officers, including the Named
Executive   Officers,   the  committee  sets  performance   criteria,   such  as
profitability, growth and productivity, for the area or areas of Company operations for which the executive is personally responsible and accountable.

         Combining subjective and objective policies and practices, this assessment process is undertaken annually, or more frequently, by the Compensation Committee in order to implement the Company's pay-for-performance policy, which focuses on an executive officer's total compensation, including cash and non-cash compensation, from all sources.

Base Salaries and Annual Incentives

         The Company's executive compensation program stresses incentive opportunities linked to financial and operating performance and incorporates competitive base salaries for senior management targeting the median for comparable positions at comparable companies during 1998. Adjustments made to executive base salaries normally take effect on April 1 of a given year; however, base salary increases were effective in 1998 on March 1, 1998 because of the Acquisition. Because of the Company's profitability and progress toward strategic goals in 1997, and after a review and evaluation by the Committee of the competitiveness of Mr. Foster's salary to those of other chief executive officers of comparable companies, the Committee determined that Mr. Foster's base salary would remain $500,000 as established on March 1, 1998.

         The executive officers of the Company, including the Named Executive Officers, were eligible for incentive compensation for their 1998 performance. In 1998, the Company awarded annual incentives to certain members of senior management including the Named Executive Officers out of an incentive pool based on a multiple of the actual earnings per share of the Company. The Committee intends to award annual incentives based on comparisons to peer group and individual performance. The Compensation Committee review included an assessment of the performance of selected individuals in achieving objective and subjective quarterly and annual goals in his or her respective area of responsibility. Based on the performance of the Company and his individual performance, Mr. Foster's annual incentive award for 1998 was $600,000, compared to $352,800 for 1997.

Long-Term Incentives

         The Committee administers the Stock Incentive Plan under which it has granted to key executives stock options and shares of restricted Common Stock based upon a determination of competitive aggregate compensation levels. The primary objective of issuing stock-based incentives is to encourage significant investment in stock ownership by management and to provide long-term financial rewards linked directly to market performance of the Company's stock. The Committee believes that significant ownership of stock by senior management is the best way to align the interests of management and the shareholders, and the Company's stock incentive program is effectively designed to further this objective.

         Effective March 5, 1998, the Compensation Committee granted stock options (the "1998 Options") to various executives, including the Named
Executive Officers. The Committee granted Mr. Foster a 1998 Option to acquire 10,000 shares of Common Stock. In addition, on April 6, 1998, the Committee awarded Mr. Foster 9,000 shares of restricted Common Stock. In determining the number of shares to be subject to the stock-based incentives granted to Mr. Foster, the Committee evaluated Mr. Foster's overall compensation package relative to that of other chief executives in the insurance industry peer group. With respect to the allocation of available stock-based incentives among the Named Executive Officers and other executives, the Committee is of the view that, as a person's level of responsibility increases, greater portions of his or her total compensation should be linked to the long-term performance of the Company's Common Stock and return to its shareholders.

         The exercise price of the 1998 Options is based on the closing price of the Common Stock on the date of grant. The 1998 Options cannot be exercised until six months after the date of grant and expire seven years from such date. An earlier expiration date may apply in the event of an optionee's termination of employment, retirement, death or disability. The 1998 Options and the restricted Common Stock awarded in 1998 vest at the rate of 25% each year in each of the four years following the date of grant.

Executive Target Ownership Plan

         In 1998, the Company adopted the Executive Target Ownership Plan which requires senior management to attain certain stock ownership levels and therefore maintain a vested interest in the equity performance of the Company. Over a five year period, the executives covered by the plan are expected to reach certain ownership levels, which are expressed as a multiple of the executive's base salary and which range from five times base salary, the level applicable to Mr. Foster, to one time base salary depending on the executive's position. Stock ownership for purposes of this plan includes (1) shares owned outright by the executive, the executive's immediate family or a trust for the executive's benefit, (2) vested shares held in a qualified benefit plan, (3) the vested portion of restricted shares, (4) shares retained from the exercise of options and (5) deferred stock units under the Executive Voluntary Deferral Plan. Unexercised stock options do not count for purposes of this plan.

         The tables which follow this report, and the accompanying narrative and footnotes, reflect the decisions covered by the above discussion.

Tax Considerations

         Section 162(m) of the Internal Revenue Code of 1986, as amended, provides certain criteria for the tax deductibility of compensation in excess of $1 million paid to the Company's executive officers. The Company intends to qualify executive compensation for deductibility under Section 162(m) to the extent consistent with the best interests of the Company. Since corporate objectives may not always be consistent with the requirements of full deductibility, it is conceivable that the Company may enter into compensation arrangements in the future under which payments are not deductible under Section 162(m). Deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation.

         To meet the criteria applicable to performance-based compensation (as defined in Section 162(m)), the Board of Directors has recommended that the shareholders approve certain amendments to the Stock Incentive Plan, which would cause future awards of stock options under the Stock Incentive Plan to be performance-based. Because the Committee believes that flexibility in making awards is an important feature of the Company's plans and one that serves the best interests of the Company by allowing the Committee to recognize and motivate individual executive officers based on individual performance factors and other factors as the Committee may determine from time to time to be relevant, the Committee does not propose at the present time to amend any plans other than the Stock Incentive Plan to comply with the performance-based criteria.

                             Compensation Committee
                                Marshall B. Wishnack, Chairman
                                George E. Bello
                                Theodore L. Chandler, Jr.
                                James Ermer
                                Eugene P. Trani

Richmond, Virginia
March 22, 1999


                        Compensation Committee Interlocks
                            and Insider Participation

         Marshall B. Wishnack, Chairman of the Compensation Committee, is Chairman and Chief Executive Officer of Wheat First Union, a division of First Union Corporation. Various subsidiaries of First Union Corporation provide investment banking and investment management services to the Company. Theodore
L. Chandler, Jr., a member of the Compensation Committee, is a member of the law firm of Williams, Mullen, Christian & Dobbins, which acts as counsel to the Company.

                             EXECUTIVE COMPENSATION

         The following table shows, for the fiscal years ended December 31, 1998, 1997 and 1996, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to each of the Named Executive Officers in all capacities in which they served:

                           Summary Compensation Table


                                                                                   Long-Term
                                                                                  Compensation
                                          Annual Compensation                        Awards
                                ---------------------------------------      -----------------------
                                                                             Restricted   Securities
      Name and                                             Other Annual        Stock      Underlying      All Other
 Principal Position     Year    Salary ($) 1 Bonus ($) 2 Compensation($)3    Awards ($)   Options (#) Compensation ($) 5
 ------------------     ----    ------------ ----------- ----------------    ----------   ----------- ------------------

Charles H. Foster, Jr.  1998      $458,348    $600,000         --            $388,125 4     10,000         $42,078
Chairman and Chief      1997       250,008     352,800         --                   0       35,000          32,529
Executive Officer       1996       245,006     244,938         --                   0       50,000          26,307

Herbert Wender          1998       395,842     525,000         --             301,875 4      8,000           5,577
Vice Chairman and
Chief Operating Officer

Janet A. Alpert         1998       306,666     335,000         --             215,625 4      5,000          31,278
President               1997       189,996     235,200         --                   0       18,000          27,311
                        1996       186,249     163,292         --                   0       30,000          21,922

Jeffrey A. Tischler     1998       208,340     230,000         --             172,500 4      6,000          20,927
Executive Vice
President, Chief
Financial Officer and
Treasurer

G. William Evans        1998       233,340     220,000         --             172,500 4      2,000          21,426
Executive Vice          1997       147,501     138,916         --                   0        6,000          13,246
President-Information   1996       137,505      60,646         --                   0        9,000          10,751
Technology

___________________

         1 The amounts shown in this column for Mr. Wender and Mr. Tischler are the salaries paid to them by the Company and its subsidiaries following the Acquisition and their employment by the Company effective March 1, 1998.

         2 In addition to the amounts shown in this column, on March 5, 1998, a bonus of $750,000 ($600,000 of which was paid in shares of the Company's Common Stock) was paid by the Company to Mr. Wender as a bonus for his 1997 performance as Chairman and Chief Executive Officer of Commonwealth and Transnation, and a bonus of $350,000 was paid by the Company to Mr. Tischler for his 1997 performance as Executive Vice President, Chief Financial and Administrative Officer of Commonwealth and Transnation.

         3 The dollar value of perquisites and other personal benefits received by each of the Named Executive Officers during each of the fiscal years ended December 31, 1998, 1997 and 1996 did not exceed the lesser of $50,000 or 10% of the total amount of salary and bonus reported for each in such years.

         4 The amounts in this column are the dollar values, based on a $43.125 closing price of a share of Common Stock on April 6, 1998 as reported on the New York Stock Exchange, of the following number of shares of restricted Common Stock awarded on such date to the Named Executive Officers: Mr. Foster, 9,000 shares; Mr. Wender, 7,000 shares; Ms. Alpert, 5,000 shares; Mr. Tischler, 4,000 shares; and Mr. Evans, 4,000 shares. On March 1, 1999, and on each of the three successive anniversary dates of such date, the awards vest for 25% of the shares of Common Stock covered by such awards. The number of shares of restricted Common Stock held by each of the Named Executive Officers on December 31, 1998, and the dollar value of such shares on such date based on a $55.813 closing price of a share of Common Stock on such date as reported on the New York Stock Exchange, were as follows: Mr. Foster, 9,000 shares, $502,317; Mr. Wender, 7,000 shares, $390,691; Ms. Alpert, 5,000 shares, $279,065; Mr.Tischler, 4,000 shares, $223,252; and Mr. Evans, 4,000 shares, $223,252. Dividends will be paid on the shares of restricted Common Stock awarded on April 6, 1998 to the Named Executive officers.

         5 "All Other Compensation" includes the following for the fiscal year ended December 31, 1998: (a) $7,680, $5,577, $7,680, $6,077 and $7,680 for Mr.
Foster, Mr. Wender, Ms. Alpert, Mr. Tischler and Mr. Evans, respectively, representing total contributions of $34,694 to the Company's 401(k) Plan on behalf of each of the Named Executive Officers to match 1998 pre-tax elective deferral contributions (included under Salary) made by each to such plan; (b) $5,535 and $4,473 of accrued interest on income deferred in 1986, 1987, 1988 or 1989 by Mr. Foster and Ms. Alpert, respectively, under the Lawyers Title Deferred Income Plan (computed assuming that each of the participating Named Executive Officers satisfies all conditions necessary to earn the highest interest rate payable under such plan), to the extent the total interest accrued with respect to such income amounts during 1998 exceeded 120% of the applicable federal long term rate provided under Section 1274(d) of the Internal Revenue Code of 1986, as amended; and (c) $28,863, $19,125, $14,850 and $13,746 for Mr.
Foster, Ms. Alpert, Mr. Tischler and Mr. Evans, respectively, representing compensation attributable to life insurance premiums paid by the Company in 1998 pursuant to the Company's split-dollar life insurance plan.

                                  Stock Options

         The following tables contain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 1998, exercises of stock options by the Named Executive Officers in such fiscal year and the fiscal year-end value of all unexercised stock options held by the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                            Individual Grants
                          ------------------------------------------------------------------
                            Number of
                            Securities    % of Total Options
                            Underlying        Granted to                                          Grant Date
                              Options        Employees in          Exercise or      Expiration       Present
          Name             Granted (#) 1      Fiscal Year      Base Price ($/Sh) 2    Date 3       Value ($) 4
          ----             -------------      -----------      -------------------  ----------     -----------
Charles H. Foster, Jr.        10,000            13.9%               $43.60            3/5/05        $190,640
Herbert Wender                 8,000            11.1                 43.60            3/5/05         152,512
Janet A. Alpert                5,000             6.9                 43.60            3/5/05          95,320
Jeffrey A. Tischler            6,000             8.3                 43.60            3/5/05         114,384
G. William Evans               2,000             2.8                 43.60            3/5/05          38,128

__________________

         1 The options become exercisable for 25% of the shares of Common Stock of the Company covered by such options on each of the first four successive anniversary dates of the date of grant. The options listed in the table were granted on March 5, 1998.

         2 The exercise price for the options listed in the table was the fair market value on the date of grant. The exercise price may be paid in cash, in shares of Common Stock of the Company valued at fair market value on the date of exercise, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all required withholding and other deductions.

         3 The options listed in the table expire seven years from the date of grant. An earlier expiration date may apply in the event of the optionee's termination of employment, retirement, death or disability.

         4 The Black-Scholes option pricing model was used to determine the "Grant Date Present Value" of the options listed in the table. The model used assumed a risk free interest rate of 5.69%, a dividend yield of .661% and a volatility measure of .331, which is the variance on the rate of return on the Common Stock of the Company over the most recent 250 trading day period prior to the grant of the option. Because the magnitude of any nontransferability discount is extremely difficult to determine, none was applied in determining the value of the listed options.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                             Number of Securities         Value of Unexercised
                                                            Underlying Unexercised        In-the-Money Options
                                                             Options at FY-End (#)           at FY-End ($) 2
                                                           --------------------------  --------------------------

                         Shares Acquired       Value
       Name              on Exercise (#)   Realized ($) 1  Exercisable  Unexercisable  Exercisable  Unexercisable
       ----              ---------------   --------------  -----------  -------------  -----------  -------------
Charles H. Foster, Jr.              0        $      0        181,312        68,000      $8,050,539   $2,253,563
Herbert Wender                      0               0              0         8,000               0       97,700
Janet A. Alpert                 9,271         529,748         67,750        37,250       2,819,289    1,249,203
Jeffrey A. Tischler                 0               0              0         6,000               0       73,275
G. William Evans                3,900         200,981         16,750        12,000         689,972      390,675

         1 The value realized represents the difference between the exercise price of the option and the fair market value of the Company's Common Stock on the date of exercise.

         2 The value of in-the-money options at fiscal year-end was calculated by determining the difference between the fair market value of the Common Stock of the Company underlying the options on December 31, 1998 and the exercise price of the options.

                               Retirement Benefits

         During 1998, the Company maintained the Lawyers Title Retirement Plan and the Commonwealth Pension Plan. Both plans were non-contributory pension plans. Ms. Alpert and Messrs. Foster and Evans were participants in the Lawyers Title Retirement Plan; Messrs. Wender and Tischler were participants in the Commonwealth Pension Plan. The normal retirement age under both plans was 65; however, retirement before age 65 could be elected under certain conditions.

         Effective January 1, 1999, the Commonwealth Pension Plan was merged into the Lawyers Title Retirement Plan. The plan was further amended to convert the plan to a cash balance design and was renamed the LandAmerica Cash Balance Plan. All of the Named Executive Officers participate in the LandAmerica Cash Balance Plan, a qualified defined benefit retirement plan.

         Under  the  new  design,   a  hypothetical   cash  balance  account  is
established for each participant for record keeping purposes. Each year a participant's cash balance account is credited with (a) a compensation credit based on the participant's age, service and compensation for that year and (b) an interest credit based on the participant's account balances at the end of the prior year. The compensation credit percentage is determined by the sum of the participant's age and service at the beginning of the year, and ranges from 2% for a sum of less than 35 to 5% for a sum of 80 or more. Interest credits for the year are based on the average of 10-year Treasury bond rates in effect for the month of November of the prior year. At retirement, the account balance may be converted to various monthly benefit options based on actuarial factors defined in the Cash Balance Plan, or may be paid in a lump sum benefit. Benefits for participants who were eligible for early retirement on December 31, 1998 under the terms of their former plan will be no less than benefits calculated under the provisions of such former plan.

         The Internal Revenue Code of 1986, as amended, limits (a) the annual retirement benefit that may be paid under the LandAmerica Cash Balance Plan and
(b) the compensation that may be used in computing a benefit. The maximum benefit limitation is adjusted each year to reflect the cost of living. For 1998, the maximum benefit limitation was $130,000 (based on a life annuity), and the earnings limitation was $160,000.

         Ms. Alpert and Messrs. Foster, Wender and Evans are also covered by the Lawyers Title 1995 Benefit Restoration Plan, an unfunded plan designed to restore to selected participants the benefits that cannot be paid under the LandAmerica Cash Balance Plan due to the Internal Revenue Code maximum benefit limitation, the earnings limitation, or both. The benefit payable under the Lawyers Title 1995 Benefit Restoration Plan is the difference between the benefit that would be payable under the LandAmerica Cash Balance Plan, but for either or both of the Internal Revenue Code limitations, and the amount actually payable under the LandAmerica Cash Balance Plan. The benefits under the Lawyers Title 1995 Benefit Restoration Plan are payable for a period of 15 years.

         Mr. Tischler is covered by a Supplemental Executive Retirement Plan Agreement with Commonwealth and Transnation that provides a benefit at retirement equal to 20% of the average of base salary received from February 1, 1994 to the date of retirement. The benefit is in addition to the benefits under the LandAmerica Cash Balance Plan and is payable for a period of 10 years.

         Assuming current salary and bonus levels (as reported in the Summary Compensation Table) and participation until normal retirement at age 65, the estimated total annual benefit payable to each of the Named Executive Officers at normal retirement age under the LandAmerica Cash Balance Plan, and the Lawyers Title 1995 Benefit Restoration Plan or the Commonwealth/Transnation Supplemental Executive Retirement Plan Agreement, as applicable, is as follows:
Mr. Foster,  $373,000; Mr. Wender, $346,000; Ms. Alpert, $218,000; Mr. Tischler,
$91,000; and Mr. Evans, $154,000.

                             Contractual Obligations

         Employment Agreements. In 1998, the Company entered into employment agreements (the "Employment Agreements") with each of the Named Executive Officers, pursuant to which Mr. Foster was employed for a three-year period, Mr. Wender was employed for a period ending May 31, 1999, Ms. Alpert was employed for a two-year period, and Mr. Evans and Mr. Tischler were each employed for a one-year period. Under the Employment Agreements, the annual base salary of each of the Named Executive Officers is as follows: Mr. Foster, $500,000; Mr. Wender, $475,000; Ms. Alpert $330,000; Mr. Tischler, $250,000; and Mr. Evans, $250,000.
Mr. Wender was entitled to an annual bonus of not less than $500,000 for the 1998 fiscal year, and he is entitled to a bonus of $208,300 for the period from January 1, 1999 to May 31, 1999. Each of the other Named Executive Officers shall receive an annual bonus as established by the Compensation Committee. The Employment Agreements provide that each of the executives is entitled to participate in and receive all benefits under all incentive, savings, retirement, welfare benefit, expense reimbursement, fringe benefit and other plans and arrangements made available to peer executives of the Company. Pursuant to the Acquisition and Mr. Wender's Employment Agreement, the Company has agreed to assume all obligations through February 27, 1998, under the Reliance Retirement Benefit Equalization Plan with respect to Mr. Wender.

         Change of Control Agreements. To ensure that the Company will have the continued dedicated service of certain executives notwithstanding the possibility, threat or occurrence of a change of control, the Company has entered into change of control employment agreements with certain executives, including the Named Executive Officers. The agreements generally provide that if the executive is terminated other than for cause within three years after a change of control of the Company, or if the executive terminates his employment for good reason within such three-year period or voluntarily during the 30-day period following the first anniversary of the change of control, the executive is entitled to receive "severance benefits." Severance benefits include a lump sum severance payment equal to up to three times the sum of the officer's base salary and highest annual bonus, together with certain other payments and benefits, including continuation of employee welfare benefits and, under most of the agreements, an additional payment to compensate the executive for certain excise taxes imposed on certain change of control payments.

         The Board of Directors believes that the change of control employment agreements benefit the Company and its shareholders by securing the continued service of key management personnel and by enabling management to perform its duties and responsibilities without the distracting uncertainty associated with a change of control.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to the shareholders of the Company for the last five fiscal years with the total return on the Standard & Poors 500 Index and the Nasdaq Insurance Index, assuming the investment of $100 in the Company's Common Stock on December 31, 1993, and the reinvestment of all dividends.




                                     [GRAPH]




===============================================================================================================
                                      LANDAMERICA FINANCIAL GROUP, INC.
                                   CUMULATIVE TOTAL RETURN TO SHAREHOLDERS
============================= ======================== =========================== ============================
                                                                                             NASDAQ
                                    LandAmerica              S&P 500 Index               Insurance Index
============================= ======================== =========================== ============================
          12/31/93                    $100                      $100                         $100
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/94                      58                       101                           94
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/95                     108                       139                          134
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/96                     112                       171                          152
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/97                     181                       228                          223
----------------------------- ------------------------ --------------------------- ----------------------------
          12/31/98                     322                       294                          199
============================= ======================== =========================== ============================

                                  Proposal Two

                          APPROVAL OF AMENDMENTS TO THE
                        LANDAMERICA FINANCIAL GROUP, INC.
                            1991 STOCK INCENTIVE PLAN

         The LandAmerica Financial Group, Inc. 1991 Stock Incentive Plan (the "Plan") authorizes the award of shares of Common Stock, restricted stock, incentive stock options, non-qualified stock options and stock appreciation rights (collectively, "Stock Incentives") to officers, Directors or employees of the Company or of any subsidiary of the Company designated and upon terms determined by the Compensation Committee (the "Committee"). The Plan is intended to facilitate stock ownership and increase the interest of key employees in the growth and performance of the Company.

         To permit the Company to take certain deductions for executive compensation in excess of $1 million pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, the Board of Directors has unanimously adopted, and recommends that the shareholders approve, amendments to the Plan to provide that (i) no individual may be granted Stock Incentives in any calendar year for more than 200,000 shares of Common Stock and (ii) the exercise price for a stock option shall not be less than the fair market value of a share of Common Stock on the date of grant. Except for a similar minimum exercise price requirement for incentive stock options, the Plan currently does not contain provisions comparable to the proposed amendments. The full text of the proposed amendments to the Plan is set forth in Exhibit A to this Proxy Statement.

         The number and type of awards that may be granted in the future under the Plan, as well as the number of eligible employees who may be granted such awards, are not determinable at this time. Currently, there are approximately 28 active employees and 8 active non-employee Directors who are participants in the Plan.

         Since shareholder approval of the Plan in 1991, the Committee has only granted non-qualified stock options at option prices equal to the fair market value of a share of Common Stock on the dates of grant. Currently, fair market value is generally defined under the Plan to mean, on a given day, the closing price of a share of Common Stock on the New York Stock Exchange. The closing price for a share of the Company's Common Stock on the New York Stock Exchange on February 17, 1999 was $44.00.

         While the Committee to date has granted only non-qualified stock options, Common Stock and restricted stock and does not presently anticipate awarding any other Stock Incentives, it has been advised by counsel regarding the federal income tax consequences of each of the Stock Incentives that may be awarded under the Plan if the proposal is approved.

         No income is recognized by a participant at the time an option is granted. If the option is an incentive stock option, no income will be recognized upon the participant's exercise of the option. Income is recognized by a participant when he disposes of shares acquired under an incentive stock option. The exercise of a non-qualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the share's fair market value on the date of exercise and the option exercise price.

         A participant recognizes income upon the receipt of an award of Common Stock equal to the Fair Market Value of the Common Stock. Income is generally recognized on account of an award of restricted stock when the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At that time the participant recognizes income equal to the fair market value of the restricted stock.

         The employer (either the Company or a subsidiary) will be entitled to claim a federal income tax deduction on account of the exercise of a non-qualified stock option, the award of Common Stock, or the vesting of a restricted stock award. The amount of the deduction is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or the exercise of an incentive stock option. The employer may claim a federal income tax deduction on account of certain dispositions of Common Stock received upon exercise of an incentive stock option.

         In order to be adopted, the proposed amendments to the Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting.

         The Board of Directors recommends that the shareholders vote in favor of Proposal Two.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire.

                        PROPOSALS FOR 2000 ANNUAL MEETING

         Under the regulations of the Commission, any shareholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is 101 Gateway Centre Parkway,

Gateway One, Richmond, Virginia 23235-5153, no later than December 9, 1999, in order for the proposal to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. The Company anticipates holding the 2000 Annual Meeting of Shareholders on May 16, 2000.

         The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated date of May 16, 2000 for the 2000 Annual Meeting of Shareholders, the Company must receive such notice no later than March 17, 2000 and no earlier than February 16, 2000. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

                                  OTHER MATTERS

         THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1998 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY OF THE COMPANY, WHOSE ADDRESS IS 101 GATEWAY CENTRE PARKWAY, GATEWAY ONE, RICHMOND, VIRGINIA 23235-5153 OR BY VISITING THE COMPANY'S WEBSITE AT WWW.LANDAM.COM.

                                                                       EXHIBIT A

                        LANDAMERICA FINANCIAL GROUP, INC.
                            1991 STOCK INCENTIVE PLAN

                             Statement of Amendments
                             Effective May 18, 1999

Note: Words underlined and bolded below are to be added by the proposed amendments and words crossed out below are to be deleted by the proposed amendments.

         1.      Section 4.02 is amended to read as follows:

         4.02 Grants and Awards. The Committee will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted alone or in addition to other Grants and/or Awards under the Plan. The Committee shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Options (in each case with or without a related SAR); provided, however, that Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). An SAR may be granted with or without a related Option. All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may determine. No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. [START OF UNDERLINE AND BOLD] No Participant may receive Grants or Awards under the Plan with respect to more than 200,000 shares of Common Stock during any one year period, which for purposes of this Plan shall mean the calendar year. [END OF UNDERLINE AND BOLD]

         2.      Article VI is amended to read as follows:

                                   Article VI

                                  OPTION PRICE

         The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Committee [START OF UNDERLINE AND BOLD], but [END OF UNDERLINE AND BOLD] [START OF CROSS OUT] on the date of grant; provided, however, that in the case of an Option that is an Incentive Stock Option, the price per share [END OF CROSS OUT] shall not be less than the Fair Market Value on [START OF CROSS OUT] such date [END OF CROSS OUT] [START OF UNDERLINE AND BOLD] the date of grant. [END OF UNDERLINE AND BOLD]

         3.      Section 13.07 is amended to read as follows:

         13.07 Effective Date. This Plan was initially approved by the Board of Directors and shareholders of the Company effective as of October 1, 1991. Amendments to the Plan were approved by the Board of Directors and shareholders of the Company effective as of May 16, 1995, by the Board of Directors of the Company effective as of May 21, 1996, by the Executive Committee on behalf of the Board effective as of November 1, 1996 [START OF CROSS OUT], and [END OF CROSS OUT] by the Board of Directors of the Company effective as of June 16, 1998 [START OF UNDERLINE AND BOLD] and by the Board of Directors and shareholders of the Company effective as of May 18, 1999. [END OF UNDERLINE AND BOLD]

[PROXY CARDS AND VOTING INSTRUCTIONS]

                        LANDAMERICA FINANCIAL GROUP, INC.

April 7, 1999

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,



Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints John M. Carter, Russell W. Jordan, III and Jeffrey A. Tischler, and each or any of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of LandAmerica Financial Group, Inc. held of record by the undersigned on April 1, 1999, at the Annual Meeting of Shareholders to be held at 10:00 a.m. May 18, 1999, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-----------------------------------------------------
                                                                                                                             For All
         LANDAMERICA FINANCIAL GROUP, INC.            1.    Election of Directors.                     For All                Except
                                                                                                       Nominees   Withhold

-----------------------------------------------------
                                                                           J. Garnett Nelson              _          _          _
                    COMMON STOCK                                           Robert F. Norfleet, Jr.       |_|        |_|        |_|
                                                                           Robert M. Steinberg
                                                                           Eugene P. Trani

CONTROL NUMBER:
RECORD DATE SHARES:

                                                      INSTRUCTION:  To withhold authority to vote for any individual  nominee,  mark the  "For All  Except"  box and  strike  a line  through  the  name(s)  of the nominee(s). Your Shares will be voted "For" the remaining Nominee(s).

                                                                                                         For      Against    Abstain
                                                      2.    Proposal to approve  amendments  to the       _          _          _
                                                            LandAmerica  Financial Group, Inc. 1991      |_|        |_|        |_|
                                                            Stock Incentive Plan.


                                           ----------                                                                             _
Please  be  sure to sign  and  date  this  Date       Mark box at right if an address  change or  comment  has been noted on     |_|
Proxy.                                                the reverse side of this card.
------------------------------------------ ----------


Shareholder sign here        Co-owner sign here
-----------------------------------------------------

                        LANDAMERICA FINANCIAL GROUP, INC.

April 7, 1999

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.

                  TO TRUSTEE, LANDAMERICA FINANCIAL GROUP, INC.
                        SAVINGS AND STOCK OWNERSHIP PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10.4 of the LandAmerica Financial Group, Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of April 1, 1999, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 18, 1999, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO PROPOSALS 1 AND 2.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-----------------------------------------------------
                                                                                                                             For All
         LANDAMERICA FINANCIAL GROUP, INC.            1.    Election of Directors.                     For All                Except
                                                                                                       Nominees   Withhold

-----------------------------------------------------
                                                                                                          _          _          _
         LANDAMERICA FINANCIAL GROUP, INC.                                 J. Garnett Nelson             |_|        |_|        |_|
         SAVINGS AND STOCK OWNERSHIP PLAN                                  Robert F. Norfleet, Jr.
                                                                           Robert M. Steinberg
                                                                           Eugene P. Trani


                                                      INSTRUCTION:  To withhold authority to vote for any individual  nominee,  mark the  "For All  Except"  box and  strike  a line  through  the  name(s)  of the nominee(s). Your Shares will be voted "For" the remaining Nominee(s).

CONTROL NUMBER:                                                                                          For     Against     Abstain
RECORD DATE SHARES:                                   2.    Proposal to approve  amendments  to the       _         _           _
                                                            LandAmerica  Financial Group, Inc. 1991      |_|       |_|         |_|
                                                            Stock Incentive Plan.


                                           ----------                                                                             _
Please  be  sure to sign  and  date  this  Date       Mark box at right if an address  change or  comment  has been noted on     |_|
Voting Instruction.                                   the reverse side of this card.
------------------------------------------ ----------


Participant sign here
-----------------------------------------------------

                        LANDAMERICA FINANCIAL GROUP, INC.

April 7, 1999

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


              TO ADMINISTRATOR, LAWYERS TITLE INSURANCE CORPORATION
                            1995 STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 10 of the Lawyers Title Insurance Corporation 1995 Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of February 28, 1999, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 18, 1999, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE ADMINISTRATOR, THE ADMINISTRATOR MAY VOTE THE SHARES AT ITS DISCRETION.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
      Please sign exactly as your name appears on this Voting Instruction.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------             --------------------------------

-------------------------------             --------------------------------

-------------------------------             --------------------------------


             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-----------------------------------------------------

         LANDAMERICA FINANCIAL GROUP, INC.            1.    Election of Directors                      For All               For All
                                                                                                       Nominees   Withhold    Except

-----------------------------------------------------
                                                                           J. Garnett Nelson              _          _          _
        LAWYERS TITLE INSURANCE CORPORATION                                Robert F. Norfleet, Jr.       |_|        |_|        |_|
             1995 STOCK PURCHASE PLAN                                      Robert M. Steinberg
                                                                           Eugene P. Trani



                                                      INSTRUCTION:  To withhold authority to vote for any individual  nominee,  mark the  "For All  Except"  box and  strike  a line  through  the  name(s)  of the nominee(s). Your Shares will be voted "For" the remaining Nominee(s).

CONTROL NUMBER:                                                                                          For      Against    Abstain
RECORD DATE SHARES:                                   2.    Proposal to approve  amendments  to the       _          _          _
                                                            LandAmerica  Financial Group, Inc. 1991      |_|        |_|        |_|
                                                            Stock Incentive Plan.


                                           ----------                                                                             _
Please  be  sure to sign  and  date  this  Date       Mark box at right if an address  change or  comment  has been noted on     |_|
Voting Instruction.                                   the reverse side of this card.
------------------------------------------ ----------


Participant sign here
-----------------------------------------------------


                        LANDAMERICA FINANCIAL GROUP, INC.

April 7, 1999

Dear Participant:

Please take note of the important information enclosed with this Voting Instruction. There are issues related to the management and operation of the Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this Voting Instruction to indicate how your shares will be voted. Then sign the card, detach it and return your Voting Instruction in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 18, 1999.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Charles H. Foster, Jr.
Chairman and Chief Executive Officer

                        LANDAMERICA FINANCIAL GROUP, INC.


            TO TRUSTEE, UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED
       AND DESIGNATED AFFILIATED COMPANIES EMPLOYEES' STOCK PURCHASE PLAN

   This Voting Instruction is Solicited on Behalf of the Board of Directors of
                        LandAmerica Financial Group, Inc.

Pursuant to Section 13.02 of the Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies Employees' Stock Purchase Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of LandAmerica Financial Group, Inc. credited to the undersigned Participant's Account as of March 1, 1999, at the Annual Meeting of Shareholders of LandAmerica Financial Group, Inc., to be held at 10:00 a.m. on May 18, 1999, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK CREDITED TO YOUR PARTICIPANT'S ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF LANDAMERICA FINANCIAL GROUP, INC. COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS WITH RESPECT TO PROPOSALS 1 AND 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
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      Please sign exactly as your name appears on this Voting Instruction
--------------------------------------------------------------------------------



HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

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             (continued, and to be DATED and SIGNED on reverse side)

|X|      PLEASE MARK VOTES
         AS IN THIS EXAMPLE

-----------------------------------------------------

         LANDAMERICA FINANCIAL GROUP, INC.            1.    Election of Directors.                    For All                For All
                                                                                                      Nominees   Withhold    Except

-----------------------------------------------------
                                                                                                         _          _           _
  UNIVERSAL LEAF TOBACCO COMPANY, INCORPORATED AND                         J. Garnett Nelson            |_|        |_|         |_|
          DESIGNATED AFFILIATED COMPANIES                                  Robert F. Norfleet, Jr.
           EMPLOYEES' STOCK PURCHASE PLAN                                  Robert M. Steinberg
                                                                           Eugene P. Trani



                                                      INSTRUCTION:  To withhold authority to vote for any individual  nominee,  mark the  "For All  Except"  box and  strike  a line  through  the  name(s)  of the nominee(s). Your Shares will be voted "For" the remaining Nominee(s).

CONTROL NUMBER:                                                                                         For      Against     Abstain
RECORD DATE SHARES:                                   2.    Proposal to approve  amendments to the       _          _           _
                                                            LandAmerica   Financial  Group,   Inc.      |_|        |_|         |_|
                                                            1991 Stock Incentive Plan.


                                           ----------                                                                             _
Please  be  sure to sign  and  date  this  Date       Mark box at right if an address  change or  comment  has been noted on     |_|
Voting Instruction.                                   the reverse side of this card.
------------------------------------------ ----------


Participant sign here
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